EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 USC 1350)

I, Marcus Segal, the Chief Executive Officer, President and Chief financial Officer of Stargold Mines, Inc., do hereby certify that the Annual Report of Stargold Mines, Inc. (the “Company”) on Form 10-KSB, as amended by this Form 10-KSB/A, for the year ended December 31, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 25, 2008	/s/ Marcus Segal
Marcus Segal Chief Executive Officer, President and Chief Financial Officer (Principal Executive and Financial Officer)